SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Commission File Number: 0-30565

                         Date of Report:  June 2, 2000.

                            KNOWLEDGE NETWORKS, INC.

Nevada                                                                91-2014670
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (949)  248-1765


The  following  Securities are to be registered pursuant to Section 12(g) of the
Act:

                                   10,361,750

                       Class-A Common Voting Equity Stock

                         UN-AUDITED FINANCIAL STATEMENTS
                                  MAY 31, 2000

      Our 1934 Act Registration Statement was filed about May 5, 2000 and will become effective on July 5, 2000.

     This Current Report is filed for the purpose of providing our more recent Un-Audited Financial Statements for the five months ended May 31, 2000, under cover of Exhibit 5/31/00.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to signed on its behalf by the undersigned, thereunto authorized.

                            KNOWLEDGE NETWORKS, INC.

                                       by


/s/                         /s/
Kirt W. James               Jeff Harry
president/director          secretary/director

--------------------------------------------------------------------------------
                                 EXHIBIT 5/31/00

                         UN-AUDITED FINANCIAL STATEMENTS
                     FOR THE FIVE MONTHS ENDED MAY 31, 2000

                   FOR THE YEARS ENDED DECEMBER 31, 1999, 1998
--------------------------------------------------------------------------------

                            KNOWLEDGE NETWORKS. INC.
                                  BALANCE SHEET
                      For the year ended December 31, 1999
                        And the period ended May 31, 2000

                                                          May 31,   December 31,
                                                            2000           1999
--------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS
Cash                                                      3,334          5,585
Notes Receivable                                         63,993         63,993
                                                        --------  -------------
TOTAL CURRENT ASSETS                                     67,327         69,578
                                                        --------  -------------
TOTAL ASSETS                                             67,327         69,578
                                                        ========  =============

STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 100,000,000
   shares; issued and outstanding, 10,361,750 shares
   and 10,361,750 shares respectively                    10,362         10,362
Additional Paid-In Capital                              142,806        142,806
Accumulated Equity (Deficit)                            (85,819)       (83,590)
Less: Subscription receivable
Total Stockholders' Equity                               67,327         69,578
                                                        --------  -------------
TOTAL STOCKHOLDERS' EQUITY                               67,327         69,578
                                                        ========  =============

   The accompanying notes are an integral part of these financial statements.

                            KNOWLEDGE NETWORKS. INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                   For the periods ended May 31, 1999 and 2000

                                                       From inception,
                                                          December 16,
                                                         1988 through
                                       May 31,                 May 31,
                                   2000        1999              2000
----------------------------------------------------------------------
Revenues                         17,500      12,000            62,183
                             -----------  ----------  ----------------
Bad debt                                                       11,154
Consulting fees                  19,500      41,378           120,681
General and Administrative          251       3,875            16,189
                             -----------  ----------  ----------------
Total Expenses                   19,751      45,253           148,024
Net Loss from Operations         (2,251)    (33,253)          (85,841)
Net Income (Loss)                (2,251)    (33,253)          (85,841)
                             ===========  ==========  ================
Loss per Share                 (0.00022)   (0.00334)         (0.00854)
                             ===========  ==========  ================
Weighted Average
    Shares Outstanding       10,361,750   9,958,360        10,048,290
                             ===========  ==========  ================

   The accompanying notes are an integral part of these financial statements.

                            KNOWLEDGE NETWORKS. INC.
             STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED)
                For the period from inception of the Corporation
                 On December 16, 1998, through December 31, 1998
        For the year ended December 31, 1999 and the period May 31, 2000

                                                              Additional  Accumulated   Total Stock-
                                          Common      Par     Paid-In     Equity        holders' Equity
                                          Stock       Value   Capital        (Deficit)         (Deficit)
--------------------------------------------------------------------------------------------------------
Common Stock issued at inception           8,020,000   8,020           0            0              8,020
Sale of Common Stock
    at $0.01 per share                       980,000     980       8,820            0                  0
Distribution to shareholders in spin off           0       0       6,844            0                  0
Loss during the period from December 16,
    through December 31, 1998                      0       0           0      (11,209)                 0
Balance at December 31, 1998               9,000,000   9,000      15,664      (11,209)            13,455
Sale of Common Stock
    at $0.10 per share                     1,035,000   1,035     102,465            0                  0
Issuance of Common Stock for
    services at $0.10 per share              249,250     249      24,677            0                  0
Issuance of Common Stock
    at par for services rendered              77,500      78           0            0                  0
Loss during the period from January 1
    through December 31, 1999                      0       0           0      (72,381)                 0
Balance at December 31, 1999              10,361,750  10,362     142,806      (83,590)            69,578
Loss during the period from January 1
    through May 31, 2000                           0       0           0       (2,251)                 0
Balance at May 31, 2000                   10,361,750  10,362     142,806      (85,841)            67,327

   The accompanying notes are an integral part of these financial statements.

                            KNOWLEDGE NETWORKS. INC.
                       STATEMENT OF CASH FLOWS (UNAUDITED)
                   For the period ended May 31, 1999 and 2000

                                                                       From inception,
                                                                          December 16,
                                                                         1988 through
                                                      May 31,                  May 31,
                                                  2000        1999               2000
                                              ---------  ----------  -----------------
Operating Activities
Net Income (Loss)                              ($2,251)   ($33,253)          ($85,841)
Adjustments to reconcile net loss to
    net cash provided by operations
    Bad debt                                         0      11,154             11,154
    Issuance of stock for services                   0      25,004             25,004
                                              ---------  ----------  -----------------
Net cash flows used Operations                  (2,251)      2,905            (49,683)
Cash flows used in Investment Activities
Cash payments for notes receivable                   0     (63,993)           (63,993)
                                              ---------  ----------  -----------------
Net Cash used in Investment Activities               0     (63,993)           (63,993)
Cash Flows from Financing Activities
Cash received from subscriptions receivable          0       9,800              9,800
Cash received from spin-off                                                     3,710
Issuance of stock for cash                           0     103,500            103,500
                                              ---------  ----------  -----------------
Net Cash Flows from Financing Activities             0     113,300            117,010
Net increase (decrease) in cash                 (2,251)     52,212              3,334
Cash, beginning of period                        5,585       3,655                  0
                                              ---------  ----------  -----------------
Cash, end of period                           $  3,334   $  55,867   $          3,334
                                              =========  ==========  =================

   The accompanying notes are an integral part of these financial statements.

                            KNOWLEDGE NETWORKS, INC.
                        Notes to The Financial Statements
                       December 31, 1999 and May 31, 2000

NOTE  I  -  Summary  of  Significant  Accounting  Policies

a.     Organization

Knowledge Networks, Inc., ("the Company") is a Nevada corporation organized on December 16,
1998. The Company was created on this date through a spin off of the operations and assets to the shareholders of Knowledge Networks Acquisitions, IncThe Company specializes in Microsoft consulting and training as well as telecommunications consulting, training and outsourcing.

b.     Accounting  Method

The  Company  recognizes income and expenses on the accrual basis of accounting.

c.     Earnings  (Loss)  Per  Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

d.     Cash  and  Cash  Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

e.     Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $85,830 that will be offset against future taxable income.

Deferred tax assets and the valuation account is as follows at December 31, 1999 and May 31, 2000.

                          May  31,     December  31,
                             2000               1999
----------------------------------------------------
     Deferred  tax  asset:
     NOL  carrryforward     $  9,648        $  9,648
     Valuation  allowance     (9,648))       (9,648)
     Total                         0               0


     NOTE  2  -  Going  Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                            KNOWLEDGE NETWORKS, INC.
                        Notes to the Financial Statements
                       December 31, 1999 and May 31, 2000

NOTE  3  -  Related  Party  Transactions

During 1999, $63,993 was paid to an officer of the Company. The note is due within the next twelve months with no provision for interest.

During 1999,326,750 shares of common stock were issued to officers and shareholders for consulting services of $25,004.

During 1999 and the first three months of 2000, $44,683 and $17,500 in sales, respectively, were to a shareholder.